                                                                      EXHIBIT 28


                               POWER OF ATTORNEY

         Know all men by these presents, that each individual whose signature appears below constitutes and appoints Leo W. Seal, Jr. and George A. Schloegel, and each or either one of them, his true and lawful attorney-in-fact and agent, with power of substitution and resubstitution, for him and in his name, place and stead in any and all capacities, to sign this Registration Statement on Form S-4, and any and all amendments (including post-effective amendments) to such Registration Statement, and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, their, or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

Signatures                                  Title                         Date
- ----------                                  -----                         ----
/s/ JOSEPH F. BOARDMAN, JR.                Director                 February 1, 1994
_____________________________________
Joseph F. Boardman, Jr.

/s/ THOMAS W. MILNER, JR.                  Director                 February 1, 1994
_____________________________________
Thomas W. Milner, Jr.

/s/ DR. HOMER C. MOODY, JR.                Director                 February 1, 1994
_____________________________________
Dr. Homer C. Moody, Jr.

/s/ A. F. DANTZLER                         Director                 February 1, 1994
_____________________________________
A. F. Dantzler

/s/ VICTOR MAVAR                           Director                 February 1, 1994
_____________________________________
Victor Mavar

/s/ CHARLES H. JOHNSON                     Director                 February 1, 1994
_____________________________________
Charles H. Johnson

/s/ L. A. KOENENN, JR.                     Director                 February 1, 1994
_____________________________________
L. A. Koenenn, Jr.

/s/ GEORGE A. SCHLOEGEL                    Director                 February 1, 1994
_____________________________________
George A. Schloegel

/s/ LEO W. SEAL, JR.                       Director                 February 1, 1994
_____________________________________      President and Principal
Leo W. Seal, Jr.                           Financial Officer
